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                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              FIRST QUARTER REPORT
                                 MARCH 31, 2002


TO OUR SHAREHOLDERS,

      Telecommunications stocks' rally in the fourth quarter of 2001 proved short-lived. With no quick and easy cure for the problems plaguing the industry -- excess capacity, cutthroat pricing, and declining profit margins -- telecom stocks retreated again in the first quarter. We see light at the end of the tunnel in the form of the ongoing industry shakeout that is gradually reducing competition and continued demand growth that will eventually soak up excess capacity.

OUR APPROACH

      Our approach is multifaceted. We purchase companies that are attractively valued relative to what we estimate a buyer would be willing to pay for the entire company in a private transaction. When the gap between a company's Private Market Value ("PMV") and public market value widens, our risk/reward parameters improve. To maximize returns, our decision process requires the expectation of a trigger that will promote a reduction in this gap. But we will not invest in just any "cheap" company. For most of our holdings, our selection is based on "bottom up" fundamental analysis, which requires strong cash flow and earnings power, positive industry dynamics and, certainly not least, good management with a track record of growing value for their shareholders.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                   -------------------------------------------
                                                      1ST        2ND         3RD        4TH          YEAR
---------------------------------------------------------------------------------------------------------
2002:    Net Asset Value ......................     $12.17        --          --         --            --
         Total Return .........................     (12.8)%       --          --         --            --
------------------------------------------------------------------------------------------------------------
2001:    Net Asset Value ......................     $15.71     $16.26      $13.03       13.96        13.96
         Total Return .........................     (10.9)%      3.5%      (19.9)%       7.3%       (20.7)%
------------------------------------------------------------------------------------------------------------
2000:    Net Asset Value ......................     $28.28     $25.41      $23.84      $17.63       $17.63
         Total Return .........................       4.9%     (10.2)%      (6.2)%     (14.2)%      (24.1)%
------------------------------------------------------------------------------------------------------------
1999:    Net Asset Value ......................     $19.18     $21.95      $22.88      $26.95       $26.95
         Total Return .........................      15.4%      14.4%        4.2%       31.0%        80.3%
------------------------------------------------------------------------------------------------------------
1998:    Net Asset Value ......................     $15.91     $16.22      $14.48      $16.62       $16.62
         Total Return .........................      19.4%       1.9%      (10.7)%      24.0%        34.8%
------------------------------------------------------------------------------------------------------------
1997:    Net Asset Value ......................     $11.29     $13.17      $14.22      $13.32       $13.32
         Total Return .........................       0.1%      16.7%        7.9%        4.6%        31.9%
------------------------------------------------------------------------------------------------------------
1996:    Net Asset Value ......................     $11.72     $12.16      $11.73      $11.28       $11.28
         Total Return .........................       5.4%       3.8%       (3.5)%       3.3%         9.0%
------------------------------------------------------------------------------------------------------------
1995:    Net Asset Value ......................      $9.77     $10.29      $11.12      $11.12       $11.12
         Total Return .........................       0.4%       5.3%        8.1%        1.6%        16.2%
------------------------------------------------------------------------------------------------------------
1994:    Net Asset Value ......................      $9.68      $9.62      $10.38       $9.73        $9.73
         Total Return .........................      (5.1)%     (0.6)%       7.9%       (5.3)%       (3.7)%
------------------------------------------------------------------------------------------------------------
1993:    Net Asset Value ......................       --         --           --       $10.20       $10.20
         Total Return .........................       --         --           --         3.0%(b)      3.0%(b)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                               AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                               -------------------------------------------------
                                                                                                     SINCE
                                                 QUARTER      1 YEAR      3 YEAR      5 YEAR      INCEPTION (B)
                                                 -------      ------      ------      ------      --------------
   Gabelli Global Telecommunications
     Fund Class AAA ........................... (12.82)%     (22.45)%     (6.42)%     10.92%         9.28%
   Salomon Smith Barney Global
     Telecommunications Index ................. (14.13)%     (27.15)%    (18.17)%      0.94%         3.60%
   MSCI AC World Free Index ...................   1.09%       (2.94)%     (3.72)%      5.20%         7.56%
----------------------------------------------------------------------------------------------------------------

(a) Past performance does not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Salomon Smith Barney Global Telecommunications Index and the Morgan Stanley Capital International (MSCI) AC World Free Index are unmanaged indicators of global stock market performance.
(b)  From  commencement  of  investment  operations  on November 1, 1993.  Note:
     Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

INDUSTRY ALLOCATION

      The accompanying chart depicts the Fund's holdings by industry sector as of March 31, 2002. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

TELECOM: A COMMODITY BUSINESS?

      Investors are treating telecommunications as if it has become a commodity business doomed to classic boom and bust cycles. We certainly saw a boom in the late 1990s with the capital markets throwing money at telecom, freely funding new competition and creating capacity well in excess of short-term demand. Telecom has been in the bust mode since early 2000, with the capital markets shut tight and much of the new competition either belly-up or on life support systems.

      Importantly, however, unlike pure commodities businesses, demand for telecommunications services has continued to grow at an attractive rate through the boom and bust cycle. This is particularly true in wireless, where we've seen strong volume growth and even modest growth in revenues per customer. This hasn't translated into profits, because of aggressive pricing to capture market share. There are simply too many players in this still very fragmented business. This will change in the years ahead as we see some cash flow casualties in wireless and the stronger players target weaker competitors.

 THE SHAPE OF THINGS TO COME

      We are now at the stage where the dominant players in respective telecom markets can start flexing their muscles. With so many of the industries' "new kids on the block" going out of business or hanging on by their finger tips, the customer is now focused not just on price, but also the "staying power" of their telecommunications vendors. This works to the advantage of the more established players in every sector of the market.

      The companies that have firm control of the "last mile," and therefore, the most direct contact to the customer, will start leveraging their installed base by providing additional services. In the wire-line sector, we think the Regional Bell Operating Companies ("RBOCs") will follow Verizon's lead in building


                      HOLDINGS BY INDUSTRY SECTOR - 3/31/02

Wireless Communications    27.4%
Local                      26.1%
National                   20.7%
Equipment                   6.5%
Long Distance               6.3%
Entertainment               5.0%
Satellite                   3.8%
Other                       4.2%

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/02

United States              57.2%
Europe                     20.3%
Canada                      9.4%
Asia/Pacific Rim            5.7%
Japan                       3.9%
Latin America               3.5%
their own regional long distance networks. In the wireless sector, where you need a license and spectrum to operate, we will see the stronger players buying out weaker competitors in their markets and expanding their reach by merging with other well-positioned operators outside their existing territories. The end result will not only be diminished competition in that sector, but also the ability to achieve economies of scale that will improve profit margins. In addition, cable television companies with technologically sophisticated systems will make progress both in providing Internet access and basic telephony services.

WIRELESS: NOW CHEAP ON AN ABSOLUTE BASIS

      During the wireless telecom boom, investors with any notion of value gravitated to those stocks that were cheap on a relative basis (trading at below industry average multiples to cash flow). Unfortunately, the whole wireless group was so overvalued that when investors recognized that short-term growth prospects weren't nearly as good as anticipated, wireless stocks got cheap, and later, even cheaper. Today, we believe quality wireless companies are cheap on an absolute basis, trading at valuations that do not adequately reflect good longer-term growth prospects. In short, reward potential has increased while risk has diminished.

      This is good news for long-term equity investors and even better news for well-managed, financially strong wireless companies looking to expand their franchises via acquisition. These companies' cash flows have been improving and many have used free cash (and/or creative financing alternatives such as issuing convertible securities) to shore up their balance sheets. We think this is the equivalent of dressing up for the big dance to catch the eye of the most attractive girls.

INVESTMENT SCORECARD

      This quarter, many of our emerging market telecom investments performed well, with stocks such as PT Telekomunikasi Indonesia, Philippine Long Distance Telephone, Korea Telecom and Hungarian Telephone & Cable posting good gains. Our laggards list was dominated by wireless companies, large (Nextel and Sprint PCS) and small (Rural Cellular, Leap Wireless and Western Wireless).

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2002.

AT&T CORP. (T - $15.70 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local, cable television and Internet services. The company is in the process of splitting itself into four separate entities. As part of the restructuring, AT&T has converted AT&T Wireless (AWE - $8.95 - NYSE) from a tracking stock to an asset-based stock and spun it off to AT&T shareholders. AT&T Broadband, which includes cable, is in the process of being acquired by Comcast Corp. (CMCSA - $33.45 - NYSE) in a $70 billion transaction that will form the largest cable operator in the country with about 22 million subscribers. The deal is expected to close by the end of 2002. As the result of Comcast merger, AT&T will be left with a significantly de-leveraged balance sheet and two businesses: business services catering to large corporations and consumer operations providing long distance services to about 50 million households. As part of restructuring, AT&T Consumer business is expected to be distributed to AT&T shareholders as a tracking stock before year-end, subject to market conditions.

BCE INC. (BCE - $17.62 - NYSE) is a Canadian-based communications conglomerate. The company has traditionally been the main supplier of telecommunications services, including wireless, to much of Eastern Canada. These operations are now owned through Bell Canada, which it owns with 20% owner/partner SBC Communications (SBC - $37.44 - NYSE). In 2000, BCE began a series of transactions that highlighted hidden value including completion of its spin-off of Nortel Networks (NT - $4.49 - NYSE). BCE continues to cement its strategic position as a national provider of content, creativity and distribution. This has included acquisitions of CTV, a Canadian broadcaster, and THE GLOBE AND MAIL, a Canadian newspaper.

BROADWING INC. (BRW - $6.99 - NYSE) located in Cincinnati, OH, received its new name in 1999 when local phone provider Cincinnati Bell made a $3.2 billion acquisition of IXC Communications and gained access to a nation-wide all optical fiber network. Broadwing's Cincinnati-based operations include one million local phone lines and about 465,000 wireless customers through its 80% ownership of a wireless JV with AT&T Wireless Services (AWE - $9.00 - NYSE). Broadwing also offers long distance voice and broadband data services to other carriers and enterprise accounts on a nation-wide basis. Broadwing's incumbent local exchange carrier's ("ILEC") operations are surrounded by SBC Communications (SBC - $39.17
- NYSE)/Ameritech's local footprint.

CENTURYTEL INC. (CTL - $34.00 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.8 million access lines in the South and Midwest. CenturyTel also has over 740,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CenturyTel has added seven states, ten cellular markets and 640,000 access lines to its customer base. The acquired operations have nearly doubled Century's revenues. The company has recently closed acquisitions of 475,000 access lines from Verizon Communications (VZ - $45.65 - NYSE) for $1.5 billion. In July 2001, the company received an unsolicited bid from Alltel Corp. (AT - $55.55 - NYSE) to acquire CenturyTel for $43 per share in cash and Alltel stock. CenturyTel management has rejected Alltel's initial offer. CenturyTel has recently announced a definitive agreement to sell its wireless operations to Alltel Corp. for $1.6 billion in cash. The company is also in the process of closing the acquisition of 676,000 access lines from Verizon for $2.16 billion in cash. Both transactions, expected to close in the third quarter, will reposition CenturyTel as a premier pure-play rural local exchange carrier with over 2.5 million access lines.

CITIZENS COMMUNICATIONS CO. (CZN - $10.75 - NYSE) has recently become the country's second largest independent local exchange carrier with about 2.5 million access lines after completion of a $3.4 billion acquisition of almost
1.1 million lines from Frontier. This and several other recent acquisitions, accompanied by divestitures of its utilities operations, have repositioned the company as a pure telecommunications carrier. Citizens also owns 81% of a competitive carrier, Electric Lightwave Inc. (ELIX - $0.50 - Nasdaq), with fiber optic networks covering the Western part of the U.S.

COMMONWEALTH TELEPHONE ENTERPRISES INC. (CTCO - $38.25 - NASDAQ; CTCO'B - $43.50
- NASDAQ) located in Dallas, PA, is an incumbent local exchange carrier ("ILEC") with over 440,000 access lines in rural Pennsylvania. Prior to 1997, the company was part of C-Tec Corp. and was controlled by Kiewit Diversified Group, Inc., a construction conglomerate based in Omaha, NE. The company was formed as part of a three-way tax-free reorganization of C-Tec in 1997. Level 3 Communications (LVLT - $3.56 - Nasdaq), an emerging broadband carrier and a successor to Kiewit Diversified Group, has recently monetized part of its Commonwealth Telephone's stake by selling 4.9 million shares through a public offering. Level 3 now owns 27% of Commonwealth's stock. LVLT provides local, long distance and Internet services and services to over 330,000 ILEC and 112,000 competitive ("CLEC") access lines. The company recently restructured its CLEC operations by exiting several unprofitable markets and is now focused on growing revenue and cash flow in the remaining three CLEC markets.

DEUTSCHE TELEKOM AG (DT - 14.98 - NYSE) is a leading telecommunication company in Europe that provides fixed-line voice telephony products and services through about 57 million access lines. Through its subsidiary T-Mobile, the company also offers wireless services to 66.9 million customers worldwide, and most recently moved into the U.S. mobile phone market by acquiring VoiceStream Wireless and Powertel. DT's Internet arm, T-Online, is the #1 Internet Service Provider ("ISP") in Europe with about 10.7 million subscribers.

NEXTEL COMMUNICATIONS INC. (NXTL - $5.38 - NASDAQ) is one of two remaining independent national wireless carriers in the U.S., servicing over 9.1 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel is differentiating itself by offering its unique direct-connect feature that allows instant two-way voice communication. Nextel International, a wholly-owned international subsidiary of Nextel, serves over 1 million wireless customers in Latin America and has licenses covering over 230 million people in Brazil, Argentina, Mexico, Peru and Chile. Nextel also has investment portfolio currently valued at over $400 million.

OLIVETTI SPA (OL.MI - $1.25 - MILAN STOCK EXCHANGE) is an Italian holding company that controls Telecom Italia SpA (TI - $81.75 - NYSE). In 1999, under the direction of Roberto Colaninni, Olivetti acquired 39% of the equity (55% of the vote) of Telecom Italia via a heated takeover contest. In the fall of 2001, control of Olivetti transferred to a new holding company controlled by the Pirelli Group. Under new control, Olivetti is embarked on a strategy of improving its financial position, including asset disposals and capital increases, and increasing its underlying value.

SPRINT PCS GROUP (PCS - $10.29 - NYSE) is a tracking stock of Sprint Corp. that was created to reflect the performance of Sprint's PCS (Personal Communication Services) operations. Sprint was the winning bidder in 1996 auction of PCS licenses and currently controls licenses covering over 250 million people. Sprint PCS is the only all-digital national PCS carrier. The company currently services over 14.3 million subscribers and has been one of the fastest growing wireless carriers in the country.

TELECOM ITALIA MOBILE SPA (TIM.MI - $4.85 - MILAN STOCK EXCHANGE), a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), began trading on the Milan Stock Exchange following a carve-out in July 1998. Telecom Italia Mobile is the leading cellular provider in Italy and Europe, with about 23 million Global Systems for Mobile Communications ("GSM") subscribers. The company also has an important presence in Latin America via controlling interests in a number of regional operators in Brazil. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two real competitors, Omnitel and Wind.

TELEFONICA SA (TEF - $33.11 - NYSE) is the dominant telecommunications and ex-monopolist operator in Spain, and continues to make progress towards its long-term strategy of becoming the dominant communications service provider to the Spanish and Portuguese speaking world. Worldwide, it has more than 26 million mobile phone subscribers and operates about 43 million fixed lines. In Spain, it has 16 million mobile phone subscribers and about 21 million fixed lines. It owns and operates telecommunications operations through its international unit and its wireless unit (Telefonica Moviles). It is the largest shareholder in the Terra Lycos Internet portal and provides pay-TV service to about 1 million subscribers.

TELUS CORP. (TU - $10.51 - NYSE) is the incumbent provider of telecommunications services in British Columbia and Alberta. In a transforming event, the company's new CEO Darryn Entwhistle spearheaded the acquisition of Clearnet Communications. This transaction gives Telus instant entry into the national wireless communications market and provides numerous opportunities to share expertise across the companies to create significant new value.

TELEPHONE & DATA SYSTEMS INC. (TDS - $88.25 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81%-owned United States Cellular (USM - $41.00 - AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp., which was acquired by Deutsche Telekom (DT - $14.98 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at almost $2 billion. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

VERIZON COMMUNICATIONS INC. (VZ - $45.65 - NYSE) was formed by the merger of Bell Atlantic and GTE, and a combination of the wireless assets of the combined company with U.S. assets of Vodafone Group (VOD - $18.43 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. The company is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing over 29 million wireless customers. Verizon is a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.
      In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.



                          WHO                                  WHEN
                          ---                                  ----
      Special Chats:      Mario J. Gabelli                     First Monday of each month
                          Howard Ward                          First Tuesday of each month

      In addition,  every Wednesday will feature a different  portfolio manager.
The upcoming Wednesday chat schedule is as follows:

                          MAY                                  JUNE                           JULY
                          ---                                  ----                           ----
      1st Wednesday       Ivan Arteaga                         Henry Van der Eb               Ivan Arteaga
      2nd Wednesday       Charles Minter & Martin Weiner       Caesar Bryan                   Caesar Bryan
      3rd Wednesday       Walter Walsh & Laura Linehan         Ivan Arteaga                   Lynda Calkin
      4th Wednesday       Hart Woodson                         Barbara Marcin                 Henry Van der Eb
      5th Wednesday       Barbara Marcin                                                      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      It is difficult to determine precisely when the telecom industry shakeout will bring supply more in line with demand, restoring profit margins and profitability. However, as competition is gradually eliminated from the marketplace, telecom industry fundamentals will improve considerably. We have a two-pronged strategy in the telecom arena -- investing in those companies we believe will survive and ultimately prosper, and in companies with good telecom franchises that will eventually attract buyers. In the wire-line business, we believe valuations for the dominant players are now quite reasonable relative to longer-term growth prospects and that selected wireless stocks have become great bargains.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.


                              Sincerely,

  /S/ Mario J. Gabelli                          /S/ Marc Gabelli
  MARIO J. GABELLI, CFA                         MARC GABELLI
  Team Portfolio Manager and                    Associate Portfolio Manager
  Chief Investment Offic
                                                /S/ Ivan Arteaga
                                                IVAN ARTEAGA, CFA
                                                Associate Portfolio Manager

May 1, 2002

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2002
BCE Inc.                                     Liberty Media Corp.
CenturyTel Inc.                              Telecom Italia Mobile SpA
Citizens Communications Co.                  Telefonica SA
Commonwealth Telephone Enterprises Inc.      Telephone & Data Systems Inc.
Deutsche Telekom AG                          Verizon Communications Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Average Annual Returns -- March 31, 2002 (a)
-----------------------------------------------------------------------------------------------------
                      CLASS AAA SHARES       CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
-----------------------------------------------------------------------------------------------------
  1 Year ...............  (22.45)%             (22.41)%              (22.93)%            (23.00)%
                                               (26.89)%(c)           (27.25)%(d)         (23.86)%(d)
  5 Year ...............   10.92%               10.93%                10.66%              10.65%
                                                 9.62%(c)             10.44%(d)           10.65%(d)
  Life of Fund (b) .....    9.28%                9.29%                 9.13%               9.12%
                                                 8.52%(c)              9.13%(d)            9.12%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, March 13, 2000 and June 2, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAAShares on November 1, 1993. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                              VALUE
-----------                                                        -------------
             COMMON STOCKS -- 98.6%
             AEROSPACE -- 0.6%
     20,000  Lockheed Martin Corp. ............................    $  1,151,600
                                                                   ------------
             BROADCASTING -- 0.6%
     25,310  CanWest Global Communications Corp. ..............        199,190
     35,434  CanWest Global
               Communications Corp., Cl. A ....................         281,175
      1,400  Claxson Interactive Group Inc.+ ..................             463
     70,000  Paxson Communications Corp.+ .....................         767,200
      2,000  TiVo Inc.+ .......................................          10,600
                                                                   ------------
                                                                      1,258,628
                                                                   ------------
             BUSINESS SERVICES -- 1.7%
      9,000  Carlisle Holdings Ltd.+ ..........................          22,950
     36,000  Cendant Corp.+ ...................................         691,200
      4,000  Convergys Corp.+ .................................         118,280
     16,000  Donnelley (R.H.) Corp.+ ..........................         486,880
     37,000  IDT Corp.+ .......................................         747,030
     37,000  IDT Corp., Cl. B+ ................................         653,050
     70,000  Securicor plc ....................................         121,611
      6,000  StarTek Inc.+ ....................................         138,900
     15,000  TPG NV, ADR ......................................         316,500
                                                                   ------------
                                                                      3,296,401
                                                                   ------------
             CABLE -- 2.6%
     11,000  Adelphia Communications Corp., Cl. A+ ............         163,900
     11,500  Austar United Communications Ltd.+ ...............           1,319
     36,000  Cablevision Systems Corp., Cl. A+ ................       1,224,000
     35,000  Charter Communications Inc., Cl. A+ ..............         395,150
     25,000  Comcast Corp., Cl. A+ ............................         836,250
     25,000  Comcast Corp., Cl. A, Special+ ...................         795,000
     11,550  Cox Communications Inc., Cl. A+ ..................         434,742
     15,000  Mediacom Communications Corp.+ ...................         210,150
    120,000  NTL Inc.+ ........................................          24,000
     15,000  Rainbow Media Group+ .............................         370,200
     55,290  Telewest Communications plc, ADR+ ................         110,580
    130,000  UnitedGlobalCom Inc., Cl. A+ .....................         703,300
                                                                   ------------
                                                                      5,268,591
                                                                   ------------
             COMMUNICATIONS EQUIPMENT -- 3.4%
     30,000  Agere Systems Inc., Cl. A+ .......................         116,700
    200,000  Allen Telecom Inc.+ ..............................       1,336,000
    240,000  Champion Technology Holdings Ltd., ADR ...........          11,232
     20,000  Communications Systems Inc. ......................         164,200
     12,000  Copper Mountain Networks Inc.+ ...................          11,400
     32,000  Ericsson (L.M.) Telephone Co., Cl. B, ADR ........         133,760
    150,000  Furukawa Electric Co. Ltd. .......................         727,732
    100,000  GN Store Nord A/S ................................         478,810
     13,000  JDS Uniphase Corp.+ ..............................          76,570
      1,500  L-3 Communications Holdings Inc.+ ................         168,000
     50,000  Lucent Technologies Inc. .........................         236,500

                                                                      MARKET
  SHARES                                                              VALUE
-----------                                                        ------------
    100,000  Motorola Inc. ....................................    $  1,420,000
     28,000  Nokia Corp., ADR .................................         580,720
    120,000  Nortel Networks Corp. ............................         538,800
     22,000  Scientific-Atlanta Inc. ..........................         508,200
        750  Siemens AG, ADR ..................................          49,387
    300,000  Time Engineering Berhad+ .........................         113,684
                                                                   ------------
                                                                      6,671,695
                                                                   ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.3%
      2,000  America Online Latin America Inc.+ ...............           4,500
      6,000  Covad Communications Group Inc.+ .................          13,680
      3,230  EarthLink Inc.+ ..................................          32,785
    300,000  Genuity Inc.+ ....................................         261,000
      1,000  Geoworks Corp.+ ..................................             340
      2,500  Korea Thrunet Co. Ltd., Cl. A+ ...................           3,050
     18,000  Net2Phone Inc.+ ..................................          91,440
     15,000  T-Online International AG+ .......................         174,435
      1,000  Via Net.Works Inc.+ ..............................             820
                                                                   ------------
                                                                        582,050
                                                                   ------------
             DIVERSIFIED INDUSTRIAL -- 0.3%
      7,030  Bouygues SA ......................................         229,678
     50,000  Hutchison Whampoa Ltd. ...........................         440,718
                                                                   ------------
                                                                        670,396
                                                                   ------------
             ELECTRONICS -- 0.0%
      1,407  Vishay Intertechnology Inc.+ .....................          28,618
                                                                   ------------
             ENERGY AND UTILITIES -- 1.0%
      3,000  E.ON AG ..........................................         152,713
     12,000  Florida Public Utilities Co. .....................         224,880
     34,000  SCANA Corp. ......................................       1,040,400
      7,500  SJW Corp. ........................................         609,000
                                                                   ------------
                                                                      2,026,993
                                                                   ------------
             ENTERTAINMENT -- 4.2%
     10,000  AOL Time Warner Inc.+ ............................         236,500
      6,100  Fisher Communications Inc. .......................         277,611
     75,000  Gemstar-TV Guide International Inc.+ .............       1,109,250
    468,000  Liberty Media Corp., Cl. A+ ......................       5,915,520
     58,000  Metromedia International Group Inc.+ .............          17,980
     12,600  Vivendi Universal SA .............................         490,031
      6,400  Vivendi Universal SA, ADR ........................         246,400
                                                                   ------------
                                                                      8,293,292
                                                                   ------------
             EQUIPMENT AND SUPPLIES -- 0.2%
      1,000  Amphenol Corp., Cl. A+ ...........................          46,800
     20,000  ThyssenKrupp AG ..................................         314,585
                                                                   ------------
                                                                        361,385
                                                                   ------------
             PUBLISHING -- 0.7%
     12,000  Media General Inc., Cl. A ........................         762,000
      8,000  News Corp. Ltd., ADR .............................         227,040

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                              VALUE
-----------                                                        ------------
             COMMON STOCKS (CONTINUED)
             PUBLISHING (CONTINUED)
     21,280  Seat-Pagine Gialle SpA+ ..........................    $     16,467
     17,000  Telegraaf Holdingsmij - CVA ......................         306,551
                                                                   ------------
                                                                      1,312,058
                                                                   ------------
             SATELLITE -- 3.8%
        500  Asia Satellite Telecommunications
                Holdings Ltd., ADR ............................           7,525
      1,000  British Sky Broadcasting Group plc, ADR+ .........          72,500
     53,000  EchoStar Communications Corp., Cl. A+ ............       1,500,960
    195,000  General Motors Corp., Cl. H+ .....................       3,207,750
     60,000  Liberty Satellite & Technology Inc., Cl. A+ ......          34,800
    295,000  Loral Space & Communications Ltd.+ ...............         634,250
      1,000  Orbital Sciences Corp.+ ..........................           5,240
     85,000  PanAmSat Corp.+ ..................................       1,942,250
     40,000  Pegasus Communications Corp.+ ....................         120,800
      8,000  PT Indosat Tbk, ADR ..............................          82,800
                                                                   ------------
                                                                      7,608,875
                                                                   ------------
             TELECOMMUNICATIONS: BROADBAND -- 1.6%
     17,479  Adelphia Business Solutions Inc.+ ................             699
    400,000  Broadwing Inc.+ ..................................       2,796,000
      4,500  Choice One Communications Inc.+ ..................           7,335
      6,720  Colt Telecom Group plc, ADR+ .....................          19,824
      2,000  Davel Communications Inc.+ .......................              66
     17,000  Golden Telecom Inc.+ .............................         263,160
      2,000  Jazztel plc, ADR+ ................................           5,500
     10,000  Metromedia Fiber Network Inc., Cl. A+ ............           1,000
     20,000  NorthPoint Communications Group Inc.+ ............           3,200
     80,000  Pacific Century CyberWorks Ltd.+ .................          20,770
     50,000  United Pan-Europe Communications
               NV, Cl. A, ADR+ ................................           8,000
                                                                   ------------
                                                                      3,125,554
                                                                   ------------
             TELECOMMUNICATIONS: LOCAL -- 24.0%
     96,924  Aliant Inc. ......................................       1,619,015
      3,000  Allegiance Telecom Inc.+ .........................           9,000
     70,000  ALLTEL Corp. .....................................       3,888,500
     68,000  AT&T Canada Inc., Cl. B+ .........................       1,831,240
     15,200  Atlantic Tele-Network Inc. .......................         195,776
     85,000  BellSouth Corp. ..................................       3,133,100
      9,000  Brasil Telecom Participacoes SA, ADR .............         359,100
    267,000  CenturyTel Inc. ..................................       9,078,000
    326,800  Citizens Communications Co.+ .....................       3,513,100
    119,351  Commonwealth Telephone
               Enterprises Inc.+ ..............................       4,565,176
     41,400  Commonwealth Telephone
               Enterprises Inc., Cl. B+ .......................       1,800,900
     43,000  Conestoga Enterprises Inc. .......................       1,301,180
    100,000  CoreComm Ltd.+ ...................................          10,000
     10,000  E.Spire Communications Inc. ......................             300

                                                                      MARKET
  SHARES                                                              VALUE
-----------                                                        ------------
     16,000  Electric Lightwave Inc., Cl. A+ ..................    $      8,000
    150,000  First Pacific Co. Ltd. ...........................          20,770
     15,000  First Pacific Co. Ltd., ADR ......................          10,384
    130,000  McLeodUSA Inc., Cl. A(d)+ ........................          23,400
     15,000  RCN Corp.+ .......................................          21,150
    235,000  Rogers Communications Inc., Cl. B, ADR+ ..........       3,219,500
    108,000  SBC Communications Inc. ..........................       4,043,520
     10,500  Shenandoah Telecommunications Co. ................         409,500
    450,000  Sonera Oyj+ ......................................       2,233,767
     25,693  Tele Norte Leste Participacoes SA, ADR ...........         322,704
     22,000  Telecom Argentina Stet France
               Telecom SA, ADR ................................          62,920
  1,000,000  TelecomAsia Corp. Public Co. Ltd.+ ...............         234,375
      2,000  Telefonica de Argentina SA, ADR ..................          15,000
      3,000  Time Warner Telecom Inc., Cl. A+ .................          18,240
    130,000  Verizon Communications Inc. ......................       5,934,500
                                                                   ------------
                                                                     47,882,117
                                                                   ------------
             TELECOMMUNICATIONS: LONG DISTANCE -- 6.3%
    281,994  AT&T Corp. .......................................       4,427,306
     50,000  BT Group plc, ADR+ ...............................       2,009,000
     20,000  Call-Net Enterprises Inc.+ .......................           5,766
     26,000  Embratel Participacoes SA, ADR ...................          89,700
     75,000  General Communication Inc., Cl. A+ ...............         652,500
     20,000  Global Crossing Ltd.+ ............................           2,180
        422  KDDI Corp. .......................................       1,079,398
    180,000  Qwest Communications International Inc. ..........       1,479,600
    170,000  Sprint Corp. - FON Group .........................       2,599,300
        680  WorldCom Inc. - MCI Group ........................           4,019
     17,000  WorldCom Inc. - WorldCom Group+ ..................         114,580
                                                                   ------------
                                                                     12,463,349
                                                                   ------------
             TELECOMMUNICATIONS: NATIONAL -- 20.0%
        500  Avaya Inc.+ ......................................           3,690
    240,000  BCE Inc. .........................................       4,228,800
     43,797  Brasil Telecom SA ................................             248
 15,272,726  Cable & Wireless Jamaica Ltd. ....................         555,137
     25,000  Cable & Wireless plc .............................          79,656
    260,000  Cable & Wireless plc, ADR ........................       2,558,400
     14,000  China Unicom Ltd., ADR+ ..........................         134,400
     71,000  Compania de Telecomunicaciones de
               Chile SA, ADR+ .................................       1,062,870
    439,000  Deutsche Telekom AG, ADR .........................       6,576,220
    144,500  Elisa Communications Oyj, Cl. A ..................       1,519,036
     13,000  France Telecom SA, ADR ...........................         395,330
      4,707  Hellenic Telecommunications
               Organization SA ................................          68,330
      3,500  Hellenic Telecommunications
               Organization SA, ADR ...........................          26,180
      8,000  Hungarian Telephone & Cable Corp.+ ...............          41,560
        155  Japan Telecom Co. Ltd. ...........................         479,496
     10,000  Korea Telecom Corp., ADR .........................         239,800

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                              VALUE
-----------                                                        -------------
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS: NATIONAL (CONTINUED)
     30,964  KPN NV, ADR+ .....................................    $    156,987
        500  Magyar Tavkozlesi Rt, ADR ........................           8,735
        237  Nippon Telegraph & Telephone Corp. ...............         910,197
     11,500  Nippon Telegraph & Telephone Corp., ADR ..........         222,525
      2,000  Pakistan Telecommunications, GDR (a) .............          64,081
     88,000  Philippine Long Distance
               Telephone Co., ADR .............................         915,200
     68,000  Portugal Telecom SGPS SA, ADR ....................         501,160
     18,360  PT Telekomunikasi Indonesia, ADR .................         153,306
     10,000  Rostelecom, ADR ..................................          77,300
    100,000  Singapore Telecommunications Ltd. ................          86,231
    160,000  Swisscom AG, ADR .................................       4,784,000
     20,000  TDC A/S, ADR .....................................         318,400
     25,000  Telecom Corp. of New Zealand Ltd., ADR ...........         423,250
    190,000  Telecom Italia SpA ...............................       1,564,727
     18,000  Telecom Italia SpA, ADR ..........................       1,471,500
    133,150  Telefonica SA, ADR+ ..............................       4,408,589
      5,881  Telefonica SA, BDR+ ..............................          66,178
     50,000  Telefonos de Mexico SA, Cl. L, ADR ...............       2,019,500
    304,000  Telekom Malaysia Berhad ..........................         748,000
  3,355,677  Telemar Norte Leste SA ...........................          72,225
      2,400  Telstra Corp. Ltd., ADR ..........................          34,200
     71,079  TELUS Corp. ......................................         813,513
    201,015  TELUS Corp., Non-Voting ..........................       2,112,923
      8,075  Thai Telephone & Telecom, GDR (a)+ ...............           2,019
    100,000  Williams Communications Group Inc.+ ..............          13,800
                                                                   ------------
                                                                     39,917,699
                                                                   ------------
             WIRELESS COMMUNICATIONS -- 27.3%
     40,000  ABC Communications Holdings Ltd.+ ................           1,282
     14,000  AirGate PCS Inc.+ ................................         196,000
    100,000  America Movil SA de CV, Cl. L, ADR ...............       1,986,000
    395,060  AT&T Wireless Services Inc.+ .....................       3,535,787
        501  Celular CRT Participacoes SA .....................             100
     50,000  Centennial Communications Corp.+ .................         180,000
     14,000  China Mobile (Hong Kong) Ltd., ADR+ ..............         216,300
     70,000  CP Pokphand Co. Ltd., ADR+ .......................          28,049
     80,000  Dobson Communications Corp., Cl. A+ ..............         252,000
     10,000  Easycall International Ltd.+ .....................             720
    240,000  Europolitan Holdings AB+ .........................       1,146,916
     56,083  Grupo Iusacell SA de CV, ADR+ ....................         201,899
     26,000  Himachal Futuristic (a) ..........................         160,520
     55,000  Leap Wireless International Inc.+ ................         463,100
      2,500  Metrocall Inc.+ ..................................             162
    324,900  Microcell Telecommunications Inc.+ ...............         399,627
    450,000  mm02 plc+ ........................................         437,350
     60,000  mm02 plc, ADR+ ...................................         587,400
      3,000  Motient Corp.+ ...................................             246
    500,000  Nextel Communications Inc., Cl. A+ ...............       2,690,000
    140,000  Nextel Partners Inc., Cl. A+ .....................         842,800

                                                                      MARKET
  SHARES                                                              VALUE
-----------                                                        -------------
        327  NTT DoCoMo Inc. ..................................    $    888,218
      1,308  NTT DoCoMo Inc. - W/I+ ...........................       3,543,003
     23,000  Orange SA+ .......................................         156,708
     10,000  PNV Inc.+ ........................................              50
     90,000  Price Communications Corp.+ ......................       1,587,600
    300,000  Rogers Wireless
               Communications Inc., Cl. B+ ....................       3,420,000
     42,000  Rural Cellular Corp., Cl. A+ .....................         188,160
    145,000  SK Telecom Co. Ltd., ADR .........................       3,567,000
    210,000  Sprint Corp. - PCS Group+ ........................       2,160,900
     80,000  Technology Resources Industries+ .................          48,211
      2,300  Tele Celular Sul Participacoes SA, ADR ...........          30,705
      7,666  Tele Centro Oeste Celular
               Participacoes SA, ADR ..........................          46,226
        460  Tele Leste Celular Participacoes SA, ADR+ ........           8,119
      1,150  Tele Nordeste Celular
               Participacoes SA, ADR ..........................          27,773
        460  Tele Norte Celular Participacoes SA, ADR .........           7,337
  1,000,000  Telecom Italia Mobile SpA ........................       4,850,515
      1,150  Telemig Celular Participacoes SA, ADR ............          32,660
    156,000  Telephone & Data Systems Inc. ....................      13,767,000
  5,272,417  Telesp Celular Participacoes SA ..................          11,911
      9,200  Telesp Celular Participacoes SA, ADR .............          58,236
     10,000  Teligent Inc., Cl. A+ ............................              50
     20,000  Total Access Communications plc+ .................          27,400
     12,000  Triton PCS Holdings Inc., Cl. A+ .................         122,280
     80,000  United States Cellular Corp.+ ....................       3,280,000
     30,000  Vimpel-Communications, ADR+ ......................         965,400
     11,847  Vodafone Group plc ...............................          21,889
     51,000  Vodafone Group plc, ADR ..........................         939,930
    134,000  Vodafone Libertel NV+ ............................         865,067
      5,000  Vodafone Telecel-Comunicacoes
               Pessoais SA+ ...................................          37,426
     42,000  Western Wireless Corp., Cl. A+ ...................         367,080
     53,000  Winstar Communications Inc.+ .....................             212
                                                                   ------------
                                                                     54,353,324
                                                                   ------------
             TOTAL COMMON STOCKS ..............................     196,272,625
                                                                   ------------

             PREFERRED STOCKS -- 0.9%
             ENTERTAINMENT -- 0.0%
        500  Metromedia International Group Inc.,
               7.250% Cv. Pfd. ................................           2,505
                                                                   ------------
             PUBLISHING -- 0.2%
     17,040  News Corp. Ltd., Pfd., ADR .......................         408,960
                                                                   ------------
             TELECOMMUNICATIONS: LOCAL -- 0.5%
     22,000  Citizens Communications Co.,
               5.000% Cv. Pfd. ................................       1,034,440
                                                                   ------------

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                              VALUE
-----------                                                        -------------
             PREFERRED STOCKS (CONTINUED)
             TELECOMMUNICATIONS: NATIONAL -- 0.2%
     12,000  Philippine Long Distance Telephone Co.,
               $3.50 Cv. Pfd., Ser. III .......................    $    298,800
                                                                   ------------
             WIRELESS COMMUNICATIONS -- 0.0%
 19,593,149  Tele Sudeste Celular
               Participacoes SA, Pfd., ........................          48,477
    197,928  Telesp Celular Participacoes SA, Pfd. ............             491
                                                                   ------------
                                                                         48,968
                                                                   ------------
             TOTAL PREFERRED STOCKS ...........................       1,793,673
                                                                   ------------

             RIGHTS -- 0.0%
             TELECOMMUNICATIONS: LOCAL -- 0.0%
    315,789  TelecomAsia Corp. plc Rights .....................               0
                                                                   ------------
   PRINCIPAL
    AMOUNT
   --------

             CORPORATE BONDS -- 0.6%
             TELECOMMUNICATIONS: NATIONAL -- 0.5%
$ 1,000,000  Telekom Malaysia Berhad,
               4.000%, 10/03/04(a) ............................         978,750
  1,000,000  Winstar Communications Inc.,
               12.500%, 04/15/08(c)+ ..........................             100
                                                                   ------------
                                                                        978,850
                                                                   ------------
             WIRELESS COMMUNICATIONS -- 0.1%
    250,000  Technology Resources Industries,
               Sub. Deb. Cv.,
               2.750%, 05/29/02(a) ............................         283,750
                                                                   ------------
             TOTAL CORPORATE BONDS ............................       1,262,600
                                                                   ------------
    SHARES
-----------

             WARRANTS -- 0.0%
             SATELLITE -- 0.0%
      1,524  Orbital Sciences Corp.
               Warrants expire 08/31/04 .......................           3,810
                                                                   ------------
             TOTAL INVESTMENTS -- 100.1%
               (Cost $245,201,899) ............................     199,332,708
             OTHER ASSETS AND
               LIABILITIES (NET) -- (0.1)% ....................        (209,708)
                                                                   ------------
             NET ASSETS -- 100.0% ..............................    $199,123,000
                                                                   ============

  PRINCIPAL                                      SETTLEMENT          UNREALIZED
   AMOUNT                                           DATE           DEPRECIATION
 --------                                        ----------       --------------
             FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
4,601,000(b)   Deliver Hong Kong Dollars
                 in exchange for
                 USD 589,361            08/01/02 ..............            $344
                                                                           ====
----------------
(a)  Security exempt from registration  under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
     At March 31, 2002,  the market value of Rule 144A  securities amounted to $1,489,120 or 0.7% of total net assets.
(b)  Principal amount denoted in Hong Kong Dollars.
(c)  Security is in default.
(d)  Security fair valued under procedures established by the Board of
     Directors.
+    Non-income producing security.
USD  U.S. Dollars.
ADR  American Depositary Receipt.
BDR  Brazilian Depositary Receipt.
GDR  Global Depositary Receipt.
                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------      ------    --------------
    North America ...............    66.6%     $132,717,407
    Europe ......................    20.3%       40,430,470
    Asia/Pacific Rim ............     5.7%       11,289,797
    Japan .......................     3.9%        7,850,568
    Latin America ...............     3.5%        7,044,466
                                    ------     ------------
                                    100.0%     $199,332,708
                                    ======     ============

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                              GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH
EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI MATHERS FUND Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                        (Net Asset Value may be obtained
                                daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                BOARD OF DIRECTORS
Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

           OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA           Marc Gabelli
PRESIDENT AND CHIEF             ASSOCIATE PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                 Ivan Arteaga, CFA
VICE PRESIDENT AND TREASURER    ASSOCIATE PORTFOLIO MANAGER

James E. McKee
SECRETARY

                      DISTRIBUTOR
                Gabelli & Company, Inc.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
          State Street Bank and Trust Company

                     LEGAL COUNSEL
       Skadden, Arps, Slate, Meagher & Flom LLP



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB401Q102SR


[PHOTO OMITTED]
PHOTO OF MARIO J. GABELLI OMITTED



THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND
                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2002